Exhibit 99.1

Investor Contact:	Jennifer Gordon
(212) 536-8244
Media Contact:	Robert Young
(346) 319 8783

News Release

FOR IMMEDIATE RELEASE

HESS MIDSTREAM LP ANNOUNCES SIGNING OF ACCRETIVE $400 MILLION SPONSOR UNIT REPURCHASE

HOUSTON, March 29, 2022 — Hess Midstream LP (NYSE: HESM) (“Hess Midstream”), today announced the execution of a definitive agreement providing for the repurchase of $400 million in Class B units by its subsidiary, Hess Midstream Operations LP, from affiliates of Hess Corporation and Global Infrastructure Partners, Hess Midstream’s sponsors (the “Sponsors”). The terms of the proposed unit repurchase transaction were unanimously approved by the Board of Directors of Hess Midstream’s general partner (the “Board”), based on the unanimous approval and recommendation of its conflicts committee composed solely of independent directors.

“With today’s announcement, we again demonstrate both our financial flexibility and our commitment to consistent and ongoing return of capital to our shareholders,” said Jonathan Stein, Chief Financial Officer of Hess Midstream. “The unit repurchase transaction is expected to optimize our capital structure to our targeted 3.0x Debt/Adjusted EBITDA for full year 2022 and provide significant and immediate accretion to our shareholders. In addition, we expect to continue to have financial flexibility, including ongoing free cash flow after distributions, to allow for potential further incremental return of capital to shareholders in 2022.”

The repurchased units will be cancelled upon the closing of the unit repurchase transaction, which is expected to result in increased distributable cash flow per unit and capacity for incremental distribution growth above our 5% annual distribution target, consistent with Hess Midstream’s return of capital framework. The purchase price per Class B unit will be the same per Class A share price paid by the public in the $250 million underwritten secondary public offering by the Sponsors also announced today. The unit repurchase is anticipated to close substantially concurrently with the closing of the secondary public offering and is subject to a number of conditions, including the successful completion of the secondary public offering, the receipt by the conflicts committee of a fairness opinion from its financial advisor and other customary conditions. Hess Midstream expects to fund the unit repurchase through debt financing, which may include borrowings under its existing revolving credit facility.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, any securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Hess Midstream

Hess Midstream LP is a fee-based, growth-oriented midstream company that owns, operates, develops and acquires a diverse set of midstream assets to provide services to Hess Corporation and third-party customers. Hess Midstream owns oil, gas and produced water handling assets that are primarily located in the Bakken and Three Forks Shale plays in the Williston Basin area of North Dakota. More information is available at www.hessmidstream.com.

Cautionary Note Regarding Forward-Looking Information

This press release contains “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “anticipate,” “estimate,” “expect,” “forecast,” “guidance,” “could,” “may,” “should,” “would,” “believe,” “intend,” “project,” “plan,” “predict,” “will,” “target” and similar expressions identify forward-looking statements, which are not historical in nature. Our forward-looking statements may include, without limitation: our future financial and operational results, including our ability to increase our distributions or achieve our targeted distribution growth rate or reduce leverage below our debt/Adjusted EBITDA target; our business strategy and profitability; the expected timing and completion of the Class B unit repurchase from Hess Corporation (“Hess”) and Global Infrastructure Partners (“GIP”); and our ability to execute future accretive opportunities, including incremental return of capital to shareholders.

Forward-looking statements are based on our current understanding, assessments, estimates and projections of relevant factors and reasonable assumptions about the future. Forward-looking statements are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from our historical experience and our current projections or expectations of future results expressed or implied by these forward-looking statements. The following important factors could cause actual results to differ materially from those in our forward-looking statements: the direct and indirect effects of the COVID-19 global pandemic and other public health developments on our business and those of our business partners, suppliers and customers, including Hess; the ability of Hess and other parties to satisfy their obligations to us, including Hess’ ability to meet its drilling and development plans on a timely basis or at all and the operation of joint ventures that we may not control; our ability to generate sufficient cash flow to pay current and expected levels of distributions; reductions in the volumes of crude oil, natural gas, natural gas liquids (“NGLs”) and produced water we gather, process, terminal or store; fluctuations in the prices and demand for crude oil, natural gas and NGLs, including as a result of the COVID-19 global pandemic; changes in global economic conditions and the effects of a global economic downturn on our business and the business of our suppliers, customers, business partners and lenders; our ability to comply with government regulations or make capital expenditures required to maintain compliance, including our ability to obtain or maintain permits necessary for capital projects in a timely manner, if at all, or the revocation or modification of existing permits; our ability to successfully identify, evaluate and timely execute our capital projects, investment opportunities and growth strategies, whether through organic growth or acquisitions; the satisfaction of the closing conditions of the Class B unit repurchase, including the closing of the secondary public offering and the receipt of a fairness opinion by the conflicts committee; costs or liabilities associated with federal, state and local laws, regulations and governmental actions applicable to our business, including legislation and regulatory initiatives relating to environmental protection and safety, such as spills, releases, pipeline integrity and measures to limit greenhouse gas emissions; our ability to comply with the terms of our credit facility, indebtedness and other financing arrangements, which, if accelerated, we may not be able to repay; reduced demand for our midstream services, including the impact of weather or the availability of the competing third-party midstream gathering, processing and transportation operations; potential disruption or interruption of our business due to catastrophic events, such as accidents, severe weather events, labor disputes, information technology failures, constraints or disruptions and cyber-attacks; any limitations on our ability to access debt or capital markets on terms that we deem acceptable, including as a result of weakness in the oil and gas industry or negative outcomes within commodity and financial markets; liability resulting from litigation; and other factors described in Item 1A—Risk Factors in our Annual Report on Form 10-K and any additional risks described in our other filings with the Securities and Exchange Commission.

As and when made, we believe that our forward-looking statements are reasonable. However, given these risks and uncertainties, caution should be taken not to place undue reliance on any such forward-looking statements since such statements speak only as of the date when made and there can be no assurance that such forward-looking statements will occur and actual results may differ materially from those contained in any forward-looking statement we make. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise.

Non-GAAP Measures

In addition to our financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), management utilizes certain additional non GAAP measures to facilitate comparisons of past performance and future periods. “Adjusted EBITDA” presented in this release is defined as reported net income (loss) before net interest expense, income tax expense, depreciation and amortization and our proportional share of depreciation of our equity affiliates, as further adjusted to eliminate the impact of certain items that we do not consider indicative of our ongoing operating performance, such as transaction costs, other income and other non-cash, non-recurring items, if applicable. “Distributable cash flow” or “DCF” is defined as Adjusted EBITDA less net interest, excluding amortization of deferred financing costs, cash paid for federal and state income taxes and maintenance capital expenditures. DCF does not reflect changes in working capital balances. We believe that investors’ understanding of our performance is enhanced by disclosing these measures as they may assist in assessing our operating performance as compared to other publicly traded companies in the midstream energy industry, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods, and assessing the ability of our assets to generate sufficient cash flow to make distributions to our shareholders. These measures are not, and should not be viewed as, a substitute for GAAP net income or cash flow from operating activities and should not be considered in isolation.

Contacts

Investor Contact:

Jennifer Gordon

(212) 536-8244

Media Contact:

(713) 496-6076

Robert Young

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